SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                   FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934




                                November 26, 1999
               Date of Report (date of earliest event reported)



                           MPEG SUPER SITE, INC.
          Exact name of Registrant as Specified in its Charter



   Colorado                       0-22027            84-0503585
State or Other Jurisdiction     Commission File    IRS Employer
Identification Incorporation       Number             Number


        1358 5th Street, Santa Monica, California  90401
      Address of Principal Executive Offices, Including Zip Code



                                (310) 823-823-8622
               Registrant's Telephone Number, Including Area Code


                       Rocky Mountain Power Company
                        12835 East Arapahoe, T-II
                                 Suite 110
                         Englewood, Colorado  80046
      Former Name or Former Address, if Changed Since Last Report

ITEM 5.  OTHER EVENTS.

     On September 28, 1999, pursuant to a resolution of the Board of Directors of the registrant, dated September 27, 1999, the company changed its name from Rocky Moutain Power Company to MPEG Super Site, Inc. On September 27, 1999, the address of the registrant was changed to: 1548 5th Street, Santa Monica, California 90401.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    BINGOGOLD.COM, INC.


Dated: November 26, 1999             By:/s/Bruce M. Tomiyama
                                           Bruce M. Tomiyama, CFO
                                           and Secretary